UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 13, 2015

UniTek Global Services, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-34867 (Commission File Number)	75-2233445 (IRS Employer Identification No.)

1777 Sentry Parkway West, Blue Bell, PA (Address of Principal Executive Offices)	19422 (Zip Code)

Registrant’s telephone number, including area code:  (267) 464-1700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

As previously disclosed, on November 3, 2014, UniTek Global Services, Inc. (the “Company”) and certain of its affiliates (collectively with the Company, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under the provisions of Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”).   On January 5, 2015 (the “Confirmation Date”), the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Joint Prepackaged Plan of Reorganization of UniTek Global Services, Inc., and its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code, which was originally filed with the Bankruptcy Court on November 3, 2014 (as so amended and supplemented, the “Plan”).   The Plan became effective on January 13, 2015.

Item 3.02                                           Unregistered Sales of Equity Securities.

On the Effective Date, all of the Company’s existing equity securities, including its existing common stock, were cancelled.  Holders of the Term Loan Claims (as defined in the Plan) receive their Pro Rata shares of the New UniTek Interests (as defined in the Plan) , including an aggregate of 10,000,000 shares of new common and 70,000,000 shares of new preferred stock.  The consideration for the shares consisted of an aggregate of $118.7 million of indebtedness of the Company retired in exchange for the shares.  The issuance of the shares was exempt from the requirements of Section 5 of the Securities Act of 1933, as amended, pursuant to Section 4(2) thereunder.

Item 5.01                                       Changes in Control of Registrant.

As of January 13, 2015, the Holders of the Term Loan Claims own 100% of the equity interests in the Company.  The information set forth in Items 3.02 and Item 5.02 hereof is incorporated by reference in this Item 5.01.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of the Effective Date, Mr. John Haggerty, age 57, was appointed to the position of interim Chief Executive Officer of the Company.  Mr. Haggerty succeeds Mr. Rocky Romanella, who left the Company on such date.  Mr. Donald W. Gately, the Company’s former Chief Operating Officer, also left the Company on such date.

Mr. Haggerty has been an executive with Argus Management Corporation since 1986, and in this capacity has worked with numerous companies in assisting them through turnaround efforts.  He has served as financial advisor or interim CEO, COO or CFO for a variety of companies across a broad spectrum of industries. He continues to be an employee of Argus, which has been engaged by the Company to serve as a consultant as the Company emerges from restructuring.  Most recently, he has worked with a supply chain management provider with 40 million cubic feet of warehousing and a regional trucking fleet, a distributor to the printing industry, an electrical services contractor and various industrial and infrastructure construction contractors.  Argus Management Corporation, of which Mr. Haggerty is a partial owner, will receive payment on an hourly basis for the services of Mr. Haggerty and other Argus employees.

Messrs. Romanella and Gately are participants in the Company’s previously disclosed Change in Control Severance Plan, as amended on October 19, 2014.

The Company also agreed to make retention payments to Daniel Yannantuano, the President of the Company’s DirectSat USA subsidiary, and Andrew J. Herning, the Company’s Chief Financial Officer, in the amounts of $175,000 and $150,000, respectively.  The bonuses were paid 50% on effectiveness of the Plan and the remainder will be payable 90 days thereafter, conditioned on the officer’s continued employment with the Company.

Also as of January 13, 2015, each of the previous directors of the Company ceased to be a director pursuant to the Plan. The following seven individuals were appointed to the Board of the Company as of that date, also in accordance with the Plan:  Robert E. Davis, Michael B. Kaplan, John R. Kline, Robert A. Hamwee, Robert Warshauer, Keith A. Maib and Mr. Haggerty.

Each of the new directors was appointed in accordance with the Plan, as well as the terms of a stockholders agreement entered into among the holders of the equity of the Company as described in the Plan.  Messrs. Davis and Kaplan are associated with Cetus Capital and Messrs. Kline and Hamwee are associated with New Mountain Finance Corporation.  Mr. Warshauer was appointed at the direction of shareholders associated with Cerberus Capital Management.  Mr. Maib is the independent director contemplated by the Stockholders Agreement and Plan.

Item 8.01                                           Other Events.

As previously disclosed, on November 3, 2014, the Debtors filed voluntary petitions in the Bankruptcy Court seeking relief under the provisions of Chapter 11 of the Bankruptcy Code.  The Chapter 11 cases are being jointly administered under the caption In re UniTek Global Services, Inc., a Delaware Corporation, et al., Case No. 14-12471.

On the Confirmation Date”, the Bankruptcy Court entered the Confirmation Order confirming the Plan.   The Plan became effective on January 13, 2015.  A copy of the Notice of (I) Effective Date of Joint Prepackaged Plan of Reorganization of Unitek Global Services, Inc. and its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code and (II) Deadlines for Filing Various Claims Related to the Plan is filed as Exhibit 99.1 hereto and is incorporated herein by reference. On January 13, 2015, the Company issued a press release announcing the effectiveness of the Plan, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

A summary of the material matters contemplated to occur either pursuant to or in connection with the confirmation, implementation and effectiveness of the Plan was contained in Item 1.03 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 9, 2015 and is incorporated by reference herein.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Exhibit Title

99.1

Notice of (I) Effective Date of Joint Prepackaged Plan of Reorganization of Unitek Global Services, Inc. and its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code and (II) Deadlines for Filing Various Claims Related to the Plan.

99.2	Press Release of UniTek Global Services, Inc., dated January 13, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITEK GLOBAL SERVICES, INC.

Date: January 20, 2015	By:	/s/ Andrew J. Herning
Andrew J. Herning
Chief Financial Officer

EXHIBIT LIST

Exhibit No.	Exhibit Title

99.1

Notice of (I) Effective Date of Joint Prepackaged Plan of Reorganization of Unitek Global Services, Inc. and its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code and (II) Deadlines for Filing Various Claims Related to the Plan.

99.2	Press Release of UniTek Global Services, Inc., dated January 13, 2015.